================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                       MassMutual Participation Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
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       5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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


                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS

                                    [LOGOS]






                        Notice of Joint Annual Meeting of
                        Shareholders and Proxy Statement



                                      TIME
                             Friday, April 16, 2010
                                  At 1:30 p.m.




                                      PLACE
                                    Oak Room
                   Massachusetts Mutual Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111



--------------------------------------------------------------------------------

     Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).
--------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts












Dear Shareholder:

The 2010 Joint Annual Meeting of Shareholders (the "Meeting") of MassMutual Corporate Investors and MassMutual Participation Investors (the "Trusts") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:30 p.m., Eastern Time, on Friday, April 16, 2010. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD(S) OR BY VOTING ON THE INTERNET YOU CAN HELP THE TRUSTS AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.


At the Meeting, shareholders of each Trust will be asked to elect three Trustees. The Board of Trustees of each Trust recommend that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.

                                       Sincerely,

                                       /s/ Clifford M. Noreen

                                       Clifford M. Noreen
                                       Chairman

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                        1500 Main Street, P.O. Box 15189
                           Springfield, MA 01115-5189

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL CORPORATE INVESTORS AND MASSMUTUAL PARTICIPATION INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors and MassMutual Participation Investors (each a "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 16, 2010, at 1:30 p.m., Eastern Time (the "Meeting"), for the following purposes:

(1) to elect as Trustees Donald E. Benson, Donald Glickman and Robert E. Joyal for three-year terms, or until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Although the Trusts' annual meetings are held together for convenience in order to hear common presentations, each Trust's shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 15, 2010, are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1. Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or

2. Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

                                       By order of the
                                       Boards of Trustees,

                                       /s/ Patricia J. Walsh

                                       Patricia J. Walsh
                                       Vice President and Secretary

Springfield, Massachusetts
Febuary 25, 2010

PLEASE EITHER VOTE YOUR PROXY ON THE INTERNET OR COMPLETE, DATE, AND SIGN THE PROXY CARD(S) FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS

                              JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors ("MCI") and of MassMutual Participation Investors ("MPV" and, together with MCI, each is referred to separately as the "Trust" and collectively as the "Trusts") for use at the Annual Meeting of its Shareholders (the "Annual Meeting" or "Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 16, 2010, at 1:30 p.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and each Proposal ("Proposal") applies separately to each Trust.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about February 26, 2010, to shareholders of record on February 15, 2010, the record date. Each Trust's principal business office is c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of each Trust ("shares") of record at the close of business on February 15, 2010 will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,391,780 shares of MCI outstanding and 10,000,896 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the "MCI Note") issued by the Trust. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "MPV Note" and, together with "MCI Note" each a "Note" and collectively the "Notes"). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Pursuant to the By-Laws of each Trust, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, for each Trust, the three nominees for election at the Annual Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast "for" approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the Proposal so long as a quorum is present.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, APRIL 16, 2010. THE JOINT PROXY STATEMENT AND EACH TRUST'S MOST RECENT ANNUAL REPORT ARE AVAILABLE ON THE INTERNET AT HTTP://www.babsoncapital.com/MCI AND HTTP://www.babsoncapital.com/MPV. A COPY OF THE JOINT PROXY STATEMENT IS ALSO AVAILABLE ON HTTPS://WWW.PROXYVOTE.COM. Each Trust will furnish, without charge, a copy of the Trust's annual report for its fiscal year ended December 31, 2009, and any more recent reports, to any Trust shareholder upon request. To request a copy, please write to the Trusts, c/o Babson Capital Management LLC, 1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189 or call the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


                              ELECTION OF TRUSTEES

The Board of Trustees of each Trust is currently comprised of nine Trustees with terms expiring in 2010, 2011 and 2012. The terms of Donald E. Benson, Donald Glickman, and Robert E. Joyal expire this year. Each Trust's Nominating Committee nominated Mr. Benson and Mr. Glickman for re-election as independent Trustees to the Board of Trustees for three-year terms. In addition, the Board of Trustees of each Trust nominated Mr. Joyal for election as an interested Trustee to the Board of Trustees for a three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.


INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF EACH TRUST

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain other of the Trustee's directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust's senior officers ("Officers") along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term "fund complex" includes the Trusts, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN* (52) Trustee,       Term expires  President (since 2008),      2        President (since 2009), Senior Vice
                         Chairman       2012; Trustee Vice Chairman (2007-2008),            President (1996-2009), HYP Management
1500 Main Street                        since 2009    Member of the Board of                LLC (LLC Manager); Director (since
P.O. Box 15189                                        Managers (since 2006),                2005), MassMutual Corporate Value
Springfield, MA 01115-5189                            Managing Director (since              Limited (investment company); Director
                                                      2000), Babson Capital;                (since 2005), MassMutual Corporate Value
                                                      President (2005-2009),                Partners Limited (investment company);
                                                      Vice President (1993-2005)            Senior Vice President (1996-2008), MMHC
                                                      of the Trusts.                        Investment LLC (passive investor);
                                                                                            Managing Director (2006-2009),
                                                                                            MassMutual Capital Partners LLC
                                                                                            (investment company); Director (since
                                                                                            2008), Jefferies Finance LLC (a finance
                                                                                            company); Chairman and Chief Executive
                                                                                            Officer (since 2009), Manager (since
                                                                                            2007), MMC Equipment Finance LLC;
                                                                                            Chairman (since 2009), Trustee (since
                                                                                            2005), President (2005-2009), MMCI
                                                                                            Subsidiary Trust and MMPI Subsidiary
                                                                                            Trust; and Member of Investment
                                                                                            Committee (since 1999), Diocese of
                                                                                            Springfield.

* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Company Act of
  1940, as amended) because of his position as an Officer of each Trust and President and Chairman of the Board of Managers of
  Babson Capital.

                                                                                                                                   5

                                                         INTERESTED TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (65)     Trustee /     Term expires  President (2001-2003),       57       Director (since 2006), Jefferies Group,
                          Nominee       2010; Trustee Babson Capital; and                   Inc. (financial services); Director
1500 Main Street                        since 2003    President (1993-2003)                 (since 2003), Alabama Aircraft
P.O. Box 15189                                        of the Trusts.                        Industries, Inc. (aircraft maintenance
Springfield, MA 01115-5189                                                                  and overhaul); Director (since 2007),
                                                                                            Scottish Re Group Ltd. (global life
                                                                                            reinsurance specialist); Director
                                                                                            (2005-2006), York Enhanced Strategy Fund
                                                                                            (closed-end fund); Trustee (since 2003),
                                                                                            MassMutual Select Funds (an open-end
                                                                                            investment company advised by
                                                                                            MassMutual); Trustee (since 2003), MML
                                                                                            Series Investment Fund (an open-end
                                                                                            investment company advised by
                                                                                            MassMutual); and Trustee (1998-2003),
                                                                                            President (2001-2003), Senior Vice
                                                                                            President (1998-2001), MMCI Subsidiary
                                                                                            Trust and MMPI Subsidiary Trust.












*  Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
   Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an
   "interested person" of the Trusts and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

6

                                                        INDEPENDENT TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (70)  Trustee        Term expires  President (since 2002),      2        Director (since 1979), TGC Industries,
                                        2012; Trustee Barrett-Gardner                       Inc. (geophysical services); Director
1500 Main Street                        since 2006    Associates, Inc. (private             and Secretary (since 2001 and from
P.O. Box 15189                                        merchant bank).                       1996-1997), Chase Packaging Corporation
Springfield, MA 01115-5189                                                                  (agricultural services); Chairman and
                                                                                            Director (since 2000), Rumson-Fair Haven
                                                                                            Bank and Trust Company (commercial bank
                                                                                            and trust company); and Director (since
                                                                                            1983), Executive Vice President,
                                                                                            Secretary and Assistant Treasurer (since
                                                                                            2004), Supreme Industries, Inc.
                                                                                            (specialized truck and body
                                                                                            manufacturer).





DONALD E. BENSON (79)*   Trustee /      Term expires   Executive Vice President    2        Director (1997-2008), MAIR Holdings,
                         Nominee        2010; Trustee  and Director (since 1992),           Inc. (commuter airline holding company);
1500 Main Street                        since 1986 for Marquette Financial                  and Director (since 1997), First
P.O. Box 15189                          MCI and since  Companies (financial                 California Financial Group, Inc. (bank
Springfield, MA 01115-5189              1988 for MPV   services); and Partner               holding company).
                                                       (since 1996), Benson
                                                       Family Limited Partnership
                                                       No. 1 and Benson Family
                                                       Limited Partnership No. 2
                                                       (investment partnerships).







*  Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2 and the Donald E. Benson Trust,
   which owns 0.86300% ($196,975) of MassMutual High Yield Partners II LLC and 1.59110% ($256,381) of MassMutual Corporate Value
   Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                                                                                   7

                                                         INDEPENDENT TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL H. BROWN (53)    Trustee        Term expires  Private Investor; and        2        Independent Director (since 2006),
                                        2011; Trustee Managing Director                     Invicta Holdings LLC and its
1500 Main Street                        since 2005    (1994-2005), Morgan                   subsidiaries (a derivative trading
P.O. Box 15189                                        Stanley.                              company owned indirectly by MassMutual).
Springfield, MA 01115-5189







DONALD GLICKMAN (76)*    Trustee /      Term expires  Chairman (since 1992),       2        Director (since 1984), Monro Muffler and
                         Nominee        2010; Trustee Donald Glickman and                   Brake, Inc. (automobile repair service);
1500 Main Street                        since 1992    Company, Inc. (private                and Lead Director (1998-2009), MSC
P.O. Box 15189                                        investments); and Partner             Software Corp. (simulation software).
Springfield, MA 01115-5189                            (since 1992), J.F. Lehman
                                                      & Co. (private
                                                      investments).













*  MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co.
   serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $503,025 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

8

                                                         INDEPENDENT TRUSTEES
                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM        PRINCIPAL              OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

MARTIN T. HART (74)*     Trustee        Term expires  Private Investor; and        2        Director (since 2004), Texas
                                        2012; Trustee President and Director                Roadhouse, Inc. (operates restaurant
1500 Main Street                        since 1991    (since 1983), H Investment            chain); Director (since 1999),
P.O. Box 15189                                        Company LLC (family                   ValueClick Inc. (internet advertising
Springfield, MA 01115-5189                            partnership).                         company); and Director (2002-2009),
                                                                                            Spectranetics Corp. (medical device
                                                                                            company).




CORINE T. NORGAARD (72)  Trustee        Term expires  President and Owner (since   34       Trustee (since 2005), MML Series
                                        2011; Trustee 2009), Retirement Options             Investment Fund II (an open-end
1500 Main Street                        since 1998    (trains and certifies                 investment company advised by
P.O. Box 15189                                        retirement coaches); and              MassMutual); Trustee (since 2004),
Springfield, MA 01115-5189                            President (2004-2005),                MassMutual Premier Funds (an open-end
                                                      Thompson Enterprises Real             investment company advised by
                                                      Estate Investment.                    MassMutual); Director (since 1991), ING
                                                                                            Series Fund, Inc. (investment company);
                                                                                            Director (since 1991), ING Variable
                                                                                            Portfolios, Inc. (investment company);
                                                                                            Director (since 1991), ING Strategic
                                                                                            Allocations Portfolios, Inc. (investment
                                                                                            company); and Director (1991-2009), ING
                                                                                            GET Fund (investment company).




MALEYNE M. SYRACUSE (53) Trustee        Term expires  Managing Director (2000-     2        Managing Director (1984-2000), Deutsche
                                        2011; Trustee 2007), JP Morgan                      Bank/Bankers Trust Company.
1500 Main Street                        since 2007    Securities, Inc.
P.O. Box 15189                                        (investments and banking).
Springfield, MA 01115-5189




*  Mr. Hart owns 0.87800% ($199,382) of MassMutual High Yield Partners II LLC and 0.79550% ($128,182) of MassMutual Corporate Value
   Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                                                                                                   9

                                                        OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL L. KLOFAS (49)      President      Since 2009   Vice President (1998-2009) of the Trusts; Managing Director (since 2000),
                                                        Babson Capital; and President (since 2009), Vice President (2005-2009), MMCI
1500 Main Street                                        Subsidiary Trust and MMPI Subsidiary Trust.
P.O. Box 15189
Springfield, MA 01115-5189




JAMES M. ROY (47)           Vice           Since 2005   Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trusts;
                            President and               Managing Director (since 2005), Director (2000-2005), Babson Capital; and
1500 Main Street            Chief Financial             Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), MMCI
P.O. Box 15189              Officer                     Subsidiary Trust and MMPI Subsidiary Trust.
Springfield, MA 01115-5189




PATRICIA J. WALSH (44)      Vice           Since 2008   Corporate Vice President and Associate General Counsel (since 2005),
                            President,                  MassMutual; General Counsel and Secretary (since 2008), Babson Capital; and
1500 Main Street            Secretary and               Vice President and Secretary (since 2008), MMCI Subsidiary Trust and MMPI
P.O. Box 15189              Chief Legal                 Subsidiary Trust.
Springfield, MA 01115-5189  Officer




*   Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 22, 2009.

10

                                                        OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN T. DAVITT, JR. (42) Comptroller    Since 2001   Director (since 2000), Babson Capital; and Controller (since 2005), MMCI
                                                     Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189




MELISSA M. LAGRANT (36)  Chief          Since 2006   Managing Director (since 2005), Babson Capital; Vice President and Senior
                         Compliance                  Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and
1500 Main Street         Officer                     Assistant Vice President-Business Risk Management Group (2002-2003), Assistant
P.O. Box 15189                                       Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/
Springfield, MA 01115-5189                           Deutsche Asset Management.





DANIEL J. FLORENCE (37)  Treasurer      Since 2008  Associate Treasurer (2006-2008) of the Trusts; and Associate Director (since
                                                    2008), Analyst (2000-2008), Babson Capital.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189







*   Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 22, 2009.

                                                                                                                                  11

                                                        OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

JILL A. FIELDS (50)      Vice President Since 2006   Managing Director (since 2000), Babson Capital; and Vice President (since
                                                     2006), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189




MICHAEL P. HERMSEN (49)  Vice President Since 1998   Managing Director (since 2000), Babson Capital; Vice President (since 2005),
                                                     MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (since 2009), Babson
1500 Main Street                                     Capital Asia Limited; and Director (since 2009), Babson Capital Australia
P.O. Box 15189                                       Holding Company Pty. Ltd. and Babson Capital Australia Pty. Ltd.
Springfield, MA 01115-5189




MARY WILSON KIBBE (56)   Vice President Since 1992   Head of Fixed Income Team (since 2000), Managing Director (since 2000), Babson
                                                     Capital.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189





*   Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 22, 2009.

12

                                                        OFFICERS OF THE TRUSTS

                             POSITION(S)    OFFICE TERM*
       NAME (AGE),            WITH THE      AND LENGTH OF
        ADDRESS               TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

RICHARD E. SPENCER, II (47) Vice President Since 2002   Managing Director (since 2000), Babson Capital; and Vice President (since
                                                        2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189






















*   Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 22, 2009.

                                                                                                                                  13

                    SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

As of January 25, 2010, the Trustees and Officers of each Trust individually beneficially owned less than one percent (1%) of each of MCI's and MPV's outstanding shares and as a group beneficially owned 1.36% of MCI's outstanding shares and 0.61% of MPV's outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Also, as of January 25, 2010, Babson Capital, the adviser to each Trust, beneficially owned 0.88% of the outstanding shares of MCI and 1.44% of the outstanding shares of MPV.


The table below sets forth information regarding the beneficial ownership* of each Trust's shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of January 25, 2010.

             DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND OFFICERS

NAME OF         DOLLAR RANGE          DOLLAR RANGE       AGGREGATE DOLLAR RANGE
NOMINEE/        OF SHARES             OF SHARES          OF SHARES IN THE FAMILY
TRUSTEE         IN MCI                IN MPV             OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
W. Barrett      Over $100,000         Over $100,000      Over $100,000
D. Benson       $50,001-$100,000      Over $100,000      Over $100,000
M. Brown        Over $100,000         $10,001-$50,000    Over $100,000
D. Glickman     Over $100,000         $10,001-$50,000    Over $100,000
M. Hart         Over $100,000         Over $100,000      Over $100,000
R. Joyal        Over $100,000**       Over $100,000      Over $100,000**
C. Noreen       Over $100,000**       None               Over $100,000**
C. Norgaard     $10,001-$50,000       $10,001-$50,000    $10,001-$50,000
M. Syracuse     $10,001-$50,000       $1-$10,000         $10,001-$50,000
M. Klofas       Over $100,000**       None               Over $100,000**
J. Fields       $50,001-$100,000**    None               $50,001-$100,000**
M. Hermsen      Over $100,000         $10,001-$50,000    Over $100,000
M. Kibbe        $50,001-$100,000**    None               $50,001-$100,000**
R. Spencer      $10,001-$50,000       None               $10,001-$50,000
T. Walsh        $1-$10,000**          None               $1-$10,000**


* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

** Includes interest derived from the market value of MCI common shares represented in the Babson Capital and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.


     INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

Each Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

The Audit Committee of each Trust is comprised exclusively of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and operates pursuant to a written Audit Committee Charter, which is available on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee of each Trust are Donald E. Benson (Chairman), Michael H. Brown, and Corine T. Norgaard. Each member of the Audit

Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust's Audit Committee, each Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2009, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. This Committee reviews certain joint investment transactions between each Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d- 1 thereunder. This Committee acts primarily by written consent (eleven consents were executed by Committee members, approving seventeen investments and turning down one investment during the past fiscal year). The Committee also met five times during the year in conjunction with meetings of each Trust's Board of Trustees (approving two investments during the past fiscal year).

The Nominating Committee of each Trust currently is comprised of all Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. A current copy of each Trust's Nominating Committee's Charter can be found on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. This Committee met once during fiscal year 2009.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of each Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the

Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

When each Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by each Trust's current Trustees; each Trust's shareholders; each Trust's officers; each Trust's investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and held two special meetings by means of a telephone conference call. During the past fiscal year, each Trustee of each Trust attended all of the meetings of the Board of Trustees and all of the Committees of the Board on which s/he served.

           TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

Pursuant to the Investment Services Contract between each Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trusts' officers and of all Trustees of the Trusts who were officers or employees of Babson Capital, with the exception of the Trusts' Secretary and Chief Legal Officer and Associate Secretaries whose compensation and expenses were paid by MassMutual in 2009.

Trustees who are not officers or employees of MassMutual or Babson Capital receive an annual retainer paid by MCI of $14,000 and by MPV of $10,000. Each Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $2,500. Trustees of MCI also receive a fee of $2,250 and Trustees of MPV receive a fee of $1,500 for each meeting of each Board which they attend ($1,125 and $750 respectively for each meeting conducted by telephone conference call). Members of the Audit Committee and Nominating Committee of each Trust receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone conference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. During the fiscal year ended December 31, 2009, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $221,821.30 for MCI and $167,571.26 for MPV.

The following table discloses the compensation paid to each Trust's Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2009. The Trusts, MassMutual Premier Funds, MML Series Investment Fund, MassMutual Select Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex". The Trustees do not receive pension or retirement benefits.

                            AGGREGATE        AGGREGATE         TOTAL
NAME OF                     COMPENSATION     COMPENSATION      COMPENSATION
TRUSTEE                     FROM MCI         FROM MPV          FROM FUND COMPLEX
--------------------------------------------------------------------------------
   William J. Barrett       $26,250            $18,500         $44,750
   Donald E. Benson          36,750             29,000          65,750
   Michael H. Brown          34,250             26,500          60,750
   Donald Glickman           26,250             18,500          44,750
   Martin T. Hart            26,250             18,500          44,750
   Robert E. Joyal             None*              None*        179,106**
   Clifford M. Noreen          None*              None*           None
   Corine T. Norgaard        34,250             26,500         182,250***
   Maleyne M. Syracuse       26,250             18,500          44,750
--------------------------------------------------------------------------------
   TOTAL                   $210,250           $156,000        $666,856
--------------------------------------------------------------------------------

* No compensation is paid by either Trust to Trustees who are "interested persons" of the Trust.

** Mr.Joyal also serves as a Trustee of two open-end investment companies, MassMutual Select Funds and MML Series Investment Fund, both managed by MassMutual, the ultimate parent of Babson Capital. Mr.Joyal received $179,106 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Fund) for the fiscal year ended December 31, 2009.

*** Dr.Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital. Dr. Norgaard received $121,500 in total compensation for such service for the year ended December 31, 2009 in addition to her compensation from the Trusts.

                      AUDIT COMMITTEE REPORT OF EACH TRUST

Each Trust's Audit Committee oversees the Trust's financial reporting process on behalf of each Trust's Board of Trustees and operates under a written Charter adopted by each Trust's Board of Trustees. The Audit Committee meets with each Trust's management ("Management") and independent registered public accountants and reports the results of its activities to each Trust's Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee's and independent registered accountant's responsibilities, Management advised that each Trust's financial statements were prepared in conformity with generally accepted accounting principles.


Accordingly, each Trust's Audit Committee has:

|X| Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with Management and KPMG LLP, each Trust's independent registered public accountants;

|X| Discussed with KPMG LLP those matters required to be discussed by SAS 61
    (Codification of Statements on Auditing Standards); and

|X| Received the written disclosure and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG LLP its independence.

Each Trust's Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2008 and 2009 for each Trust and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committees considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

In reliance on the reviews and discussions referred to above, each Trust's Audit Committee presents this Report to each Trust's Board of Trustees and recommends that each Trust's Board of Trustees (1) include the December 31, 2009 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2009, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

Each Trust's Audit Committee appointed the firm of KPMG LLP as the Trust's auditor for the fiscal year ending December 31, 2010, and, in connection therewith, KPMG LLP will prepare all of each Trust's tax returns for the fiscal year ending December 31, 2010.


                SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST'S
                                BOARD OF TRUSTEES

                     Donald E. Benson, Audit Committee Chair
                    Michael H. Brown, Audit Committee Member
                   Corine T. Norgaard, Audit Committee Member

FEBRUARY 12, 2010

Each Trust's Board of Trustees reviewed this Report and approved the audited financial statements for publication in each Trust's Annual Report.


                        THE TRUSTS' INDEPENDENT AUDITORS

KPMG LLP ("KPMG") audited the financial statements of each Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2009. KPMG's audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust's 2010 financial statements and prepare each Trust's 2010 Federal and state tax returns.

                        FEES PAID TO INDEPENDENT AUDITORS

                               FEES BILLED TO MCI

--------------------------------------------------------------------------------
                           KPMG LLP                       KPMG LLP
                           YEAR ENDED                     YEAR ENDED
                           DECEMBER 31, 2009              DECEMBER 31, 2008
--------------------------------------------------------------------------------
  Audit Fees                         $50,000                        $51,600
  Audit-Related Fees                       0                          6,125
  Tax Fees                            41,950                         39,950
  All Other Fees                           0                              0
--------------------------------------------------------------------------------
  TOTAL FEES                         $91,950                        $97,675
--------------------------------------------------------------------------------

                               FEES BILLED TO MPV
--------------------------------------------------------------------------------
                           KPMG LLP                       KPMG LLP
                           YEAR ENDED                     YEAR ENDED
                           DECEMBER 31, 2009              DECEMBER 31, 2008
--------------------------------------------------------------------------------
   Audit Fees                        $50,000                        $45,700
   Audit-Related Fees                      0                          6,125
   Tax Fees                           41,950                         39,950
   All Other Fees                          0                              0
--------------------------------------------------------------------------------
   TOTAL FEES                        $91,950                        $91,775
--------------------------------------------------------------------------------


                            NON-AUDIT FEES BILLED TO
                          BABSON CAPITAL AND MASSMUTUAL
--------------------------------------------------------------------------------
                           KPMG LLP                       KPMG LLP
                           YEAR ENDED                     YEAR ENDED
                           DECEMBER 31, 2009              DECEMBER 31, 2008
--------------------------------------------------------------------------------
   Audit-Related Fees             $  874,597                      $ 864,409
   Tax Fees                                0                              0
   All Other Fees                    350,000                              0
--------------------------------------------------------------------------------
   total Fees                     $1,224,597                      $ 864,409
--------------------------------------------------------------------------------

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Babson Capital, and MassMutual, such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows each Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2009, each Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2008 fees billed represent final 2008 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts' 2009 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts' 2009 Proxy Statement, but are now properly included in the 2008 fees billed to each Trust, Babson Capital, and MassMutual.

                                 OTHER BUSINESS

The Board of Trustees of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.

Babson Capital, currently has over $108 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments, and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital has an office at 1500 Main Street, Springfield, Massachusetts 01115 and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                         CERTAIN ADMINISTRATIVE SERVICES

MassMutual indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, each Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, Massachusetts 01111.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust's fiscal year ended December 31, 2009 with the exception of Bernadette Clegg who inadvertently filed a late Form 3 for both MCI and MPV for which no transactions were reported.


                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2011 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward his/her written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 8, 2010, to be considered for inclusion in the Trust's proxy material for its 2011 Annual Meeting.

Pursuant to procedures approved by each Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act, Shareholders may mail written communications to the Board of Trustees by writing the Trust's Chief Financial Officer at the office of the Trust's investment adviser or by emailing the respective Trust's Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com. When writing to a Trust's Board of Trustees, Shareholders should identify themselves, the fact that the communication is directed to the Board of Trustees, and any relevant information regarding their Trust holdings.


                             ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust's officers in person, by telephone, or by facsimile will be borne by each respective Trust. In addition, each Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by each Trust. The Trust will reimburse banks, brokers, and other persons holding each respective Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust's Shareholders.

Each Trust will arrange for at least one Trustee to attend its 2010 Annual Meeting of Shareholders; will encourage all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Seven of the Trusts' Trustees attended the April 24, 2009 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust Shareholder of record. If a Shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at www.babsoncapital.com/mci and www.babsoncapital.com/mpv. If any Shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the Shareholder's household, please contact:

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
or by telephone at
1-800-647-7374
or contact your financial intermediary.

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                            [INTENTIONAL BLANK PAGE]

                                  ANNUAL REPORT






The Annual Report of each Trust for its fiscal year ended December 31, 2009, including financial statements, a schedule of the Trusts' investments as of such date and other data, will be mailed with the Joint Proxy Statement on or about February 26, 2010, to all shareholders of record. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


                                       By order of the
                                       Board of Trustees,


                                       /s/ Patricia J. Walsh

                                       Patricia J. Walsh
                                       Vice President and Secretary

1500 Main Street
Springfield, Massachusetts 01115
February 25, 2010







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